UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

LANDS' END, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 12, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  The items submitted to a stockholder vote at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 31, 2020.  The results of suck Stockholder votes are set forth below:

1.

Election of Directors. Each of Robert Galvin, Jerome Griffith, Elizabeth Leykum, Josephine Linden, John T. McClain, Maureen Mullen, Jignesh Patel and Jonah Staw was elected to the Board of Directors of the Company for a one-year term expiring at the Company’s 2021 Annual Meeting of Stockholders or until his or her successor is elected and qualified, or earlier death, resignation, disqualification or removal. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	27,906,859	538,479	1,831,239
Jerome Griffith	27,906,491	538,847	1,831,239
Elizabeth Leykum	27,909,050	536,288	1,831,239
Josephine Linden	27,730,130	715,208	1,831,239
John T. McClain	27,234,550	1,210,788	1,831,239
Maureen Mullen	28,421,466	23,872	1,831,239
Jignesh Patel	28,416,711	28,627	1,831,239
Jonah Staw	28,426,430	18,908	1,831,239

2.

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
26,712,131	1,723,422	9,785	1,831,239

3.

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2020. The Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The votes on this matter were as follows:

For	Against	Abstain
30,151,105	121,372	4,100

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	LANDS’ END, INC.

By: /s/ Peter L. Gray
Name: Peter L. Gray
Title: Executive Vice President, Chief Administrative Officer
and General Counsel